UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017

WASHINGTON REAL ESTATE

INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

We are filing this Current Report on Form 8-K to amend Exhibit 23 (the “Original Exhibit 23”) to our Annual Report on Form 10-K for the year ended December 31, 2016 filed on February 21, 2017 (the “2016 Form 10-K”). Our independent registered public accounting firm, Ernst & Young LLP, consented to use of their reports dated February 21, 2017 that are included in the 2016 Form 10-K. In the Original Exhibit 23, reference to our registration statement on Form S-8 (No. 333-145327) was inadvertently omitted. The revised consent attached hereto as Exhibit 23 (the “Revised Exhibit 23”) supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results of operations or any disclosure contained in the 2016 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST (Registrant)

By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer and Controller

            February 27, 2017

                       (Date)

Exhibit Index

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

3